                                                                   Exhibit 10.4C

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


     ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (the "Agreement"), dated February 27, 2007, is among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, not in its individual capacity, but solely as trustee of the Banc of America Funding 2007-2 Trust ("Assignee"), Wells Fargo Bank, N.A., a national banking association ("Wells Fargo Bank"), as servicer, and acknowledged by Wells Fargo Bank, N.A. as master servicer of the Banc of America Funding 2007-2 Trust.

     WHEREAS, pursuant to (i) that certain Second Amended and Restated Master Seller's Warranties and Servicing Agreement, dated as of May 1, 2006 (the "MSWSA"), by and between Assignor, as purchaser, and Wells Fargo Bank, as seller and servicer, (ii) that certain Second Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of May 1, 2006 (the "MMLPA"), by and between Assignor, as purchaser, and Wells Fargo Bank, as seller, (iii) those certain Assignment and Conveyance Agreements (2006-W103 and 2006-W113), each dated December 20, 2006 (the "December 20 ACAs"), (iv) that certain Assignment and Conveyance Agreement (2007-W01), dated January 19, 2007 (the "January 19 ACA"), and (v) that certain Assignment and Conveyance Agreement (2007-W02), dated January 26, 2007 (the "January 26 ACA" and together with the MSWSA, the MMLPA, the December 20 ACAs and the January 19 ACA, the "Purchase and Servicing
Agreements"), by and between Assignor and Wells Fargo Bank, each of which is attached in Appendix I hereto, the Assignor purchased the Mortgage Loans (as defined herein) from Wells Fargo Bank and Wells Fargo Bank currently services the Mortgage Loans;

     WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

     WHEREAS, on the date hereof, Wells Fargo Bank, N.A., as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator"), is entering into a Pooling and Servicing Agreement, dated the date hereof (the "Pooling Agreement"), among BAFC, the Master Servicer, the Securities Administrator and the Assignee, pursuant to which the Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the Purchase and Servicing Agreements, and the mortgage loans delivered under such agreement by Wells Fargo Bank to the Assignor and listed on Exhibit A attached hereto (the "Mortgage Loans").

     The Assignor specifically reserves and does not assign to BAFC or the Assignee any right, title and interest in, to or under any mortgage loan subject to the Purchase and Servicing Agreements other than the Mortgage Loans.

     Notwithstanding any provision in this Agreement to the contrary, it is understood that Wells Fargo Bank is not released from liability to the Assignor for any breaches of any representations, warranties or covenants made by Wells Fargo Bank in the Purchase and Servicing Agreements prior to the date hereof regardless of when such breaches are discovered or made known.

     2. The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

         a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

         b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Wells Fargo Bank with respect to the Purchase and Servicing Agreements or the Mortgage Loans;

         c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase and Servicing Agreements or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Purchase and Servicing Agreements. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Purchase and Servicing Agreements or the Mortgage Loans; and

         d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "33 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto.

     3. From and after the date hereof, Wells Fargo Bank shall note the transfer of the Mortgage Loans to the Assignee in its books and records, and Wells Fargo Bank shall recognize the Assignee as the owner of the Mortgage

Loans. Notwithstanding anything to the contrary contained in Section 9.01 of the MSWSA, Wells Fargo Bank shall service the Mortgage Loans pursuant to the MSWSA as modified by Section 6 of this Agreement, for the benefit of the Assignee.

     4. Wells Fargo Bank hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties of Wells Fargo Bank in Section 3.01 of the MSWSA are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof, (ii) that it has serviced the Mortgage Loans in accordance with the terms of the applicable Purchase and Servicing Agreement, and (iii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans.

     5. In accordance with Sections 2.03 and 9.01 of the MSWSA, the Assignor hereby instructs Wells Fargo Bank, and Wells Fargo Bank hereby agrees, to release from its custody and deliver the Custodial Mortgage File (as defined in the MSWSA) for each Mortgage Loan to the Assignee, or a custodian on its behalf under the Pooling Agreement, at the address set forth in Section 7 herein on or before the closing date of the related Securitization Transaction (as defined in the MSWSA).

     6. Wells Fargo Bank, BAFC and the Assignee hereby agree to the following modifications to the MSWSA:

     a. Article I. Article I is hereby modified by replacing the definition of "Servicing Fee Rate" with the following:

         "With respect to each Mortgage Loan, 0.250% per annum."

     b. Section 4.02. Section 4.02 is hereby modified by deleting the phrase "of the Company's intention to do so" and replacing it with the phrase "via the monthly reports as identified in Section 5.02, that foreclosure proceedings have commenced."

     c.  Section 5.02. Section 5.02 is hereby modified to read as follows:

         "Not later than the fifth (5th) Business Day of each month, the Company shall furnish to the Master Servicer a delinquency report in the form set forth in Exhibit G-1, a monthly remittance advice in the form set forth in Exhibit G-2, and a realized loss report in the form set forth in Exhibit G-3, each in a mutually agreeable electronic format, as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such Remittance Date. The information required by Exhibit G-1 is limited to that which is readily available to the Company and is mutually agreed to by the Company and the Master Servicer."

         The exhibits referenced in this Section 6(c) are attached to this Agreement as Exhibit B hereto.

     d. Section 6.05. Section 6.05 is hereby modified by deleting such section in its entirety and inserting "[Reserved]."

     e. Section 6.06. Section 6.06 is hereby modified by deleting the first paragraph in its entirety and replacing it with the following:

         "On or before March 1 of each calendar year, commencing in 2007, the Company shall:"

     f. Section 10.01. Section 10.01(ii) is hereby modified by inserting the following after the word "thirty (30)":

         "(or, in the case of any failure by the Company to perform its obligations under Section 6.04 or Section 6.06, ten (10))"

     g. Section 12.06. Section 12.06, subclause (i), is hereby amended by replacing the words "MAC X2401-042" with "MAC X2302-033" and by replacing "515/213-7121" with "515/324-3118."

     7. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Purchase and Servicing Agreements is:

                   U.S. Bank National Association
                   209 S. LaSalle Street,
                   Suite 300 Chicago, Illinois 60604
                   Attention: Structured Finance Trust Services, BAFC 2007-2

     BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

                   Banc of America Funding Corporation
                   214 North Tryon Street
                   Charlotte, North Carolina 28255
                   Attention: General Counsel and Chief Financial Officer

     The  Master   Servicer's   address   for   purposes   of  all  notices  and
correspondence related to the Mortgage Loans is:


                   Wells Fargo Bank, N.A.
                   9062 Old Annapolis Road
                   Columbia, Maryland  21045
                   Attention: Client Manager - BAFC 2007-2

     8. Wells Fargo Bank shall remit all funds pursuant to the following wire instructions:

                   WELLS FARGO BANK, N.A.
                   ABA# 121000248
                   FOR CREDIT TO: SAS CLEARING, ACCT: 3970771416
                   FFC TO: BAFC 2007-2 #50990100

     9. Wells Fargo Bank hereby acknowledges that a REMIC election will be made with respect to the Mortgage Loans and that Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Mortgage Loans pursuant to the Pooling Agreement, and therefore has the right to enforce all obligations of Wells Fargo Bank, as they relate to the Mortgage Loans, under the Purchase and Servicing Agreements. Such right will include, without limitation, the right to exercise any and all rights of the Assignor (but not the obligations) under the Purchase and Servicing Agreements to monitor and enforce the obligations of Wells Fargo Bank thereunder, the right to receive all remittances required to be made by Wells Fargo Bank under the Purchase and Servicing Agreements, the right to receive all monthly reports and other data required to be delivered by Wells Fargo Bank under the Purchase and Servicing Agreements, the right to examine the books and records of Wells Fargo Bank, as servicer, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by Wells Fargo Bank, as servicer.

     10. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank National Association not individually or personally but solely as trustee on behalf of the Trust, in the exercise of the powers and authority conferred and vested in it under the terms of the Pooling and Servicing Agreement, and (ii) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust (including, without limitation, any fees, expenses or indemnities payable under the Purchase and Servicing Agreements), or be liable for the breach or failure of any obligation, representation, warranty or covenant of the Trust under this Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the Pooling and Servicing Agreement.

                               [Signatures Follow]

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.


                                          Bank of America, National Association,
                                          as Assignor


                                          By:  /s/ Bruce W. Good
                                              ----------------------------------
                                              Name:   Bruce W. Good
                                              Title:  Principal


                                          U.S. Bank National Association,
                                          as Assignee


                                          By: /s/ Melissa A. Rosal
                                              ----------------------------------
                                              Name:   Melissa A. Rosal
                                              Title:  Vice President


                                          Banc of America Funding Corporation


                                          By: /s/ Scott Evans
                                              ---------------------------------
                                              Name:  Scott Evans
                                              Title: Senior Vice President


                                          Wells Fargo Bank, N.A., as servicer


                                          By: /s/ Bradley A. Davis
                                              ----------------------------------
                                              Name:   Bradley A. Davis
                                              Title:  Vice President


Acknowledged and Agreed as
of the date first written above:


Wells Fargo Bank, N.A., as Master Servicer


By:      /s/ Darron Woodus
         ---------------------------------
Name:    Darron Woodus
Title:   Assistant Vice President

       [ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT FOR BAFC 2007-2]

                                    EXHIBIT A

                           Schedule of Mortgage Loans

               [Please see the Free Writing Prospectus filed and
                     accepted by the Securities and Exchange
                   Commission on March 1, 2007, with a filing
                   date of March 1, 2007 and accession number
                             0001379434-07-000048.]

                                    EXHIBIT B


Exhibit G-1 Standard File Layout - Delinquency Reporting


    *The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer

--------------------------------------------- --------------------------------------------------------- ----------- ----------------

Column/Header Name                                                     Description                        Decimal    Format Comment
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

SERVICER_LOAN_NBR                             A unique number assigned to a loan by the Servicer. This
                                              may be different than the LOAN_NBR
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

LOAN_NBR                                      A unique identifier assigned to each loan by the
                                              originator.
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

CLIENT_NBR                                    Servicer Client Number
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

SERV_INVESTOR_NBR                             Contains a unique number as assigned by an external
                                              servicer to identify a group of loans in their system.
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

BORROWER_FIRST_NAME                           First Name of the Borrower.
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

BORROWER_LAST_NAME                            Last name of the borrower.
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

PROP_ADDRESS                                  Street Name and Number of Property
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

PROP_STATE                                    The state where the  property located.
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

PROP_ZIP                                      Zip code where the property is located.
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

BORR_NEXT_PAY_DUE_DATE                        The date that the borrower's next payment is due to                    MM/DD/YYYY
                                              the servicer at the end of processing cycle, as
                                              reported by Servicer.
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

LOAN_TYPE                                     Loan Type (i.e. FHA, VA, Conv)
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

BANKRUPTCY_FILED_DATE                         The date a particular bankruptcy claim was filed.                      MM/DD/YYYY
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

BANKRUPTCY_CHAPTER_CODE                       The chapter under which the bankruptcy was filed.
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

BANKRUPTCY_CASE_NBR                           The case number assigned by the court to the bankruptcy
                                              filing.
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

POST_PETITION_DUE_DATE                        The payment due date once the bankruptcy has been                      MM/DD/YYYY
                                              approved by the courts
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

BANKRUPTCY_DCHRG_DISM_DATE                    The Date The Loan Is Removed From Bankruptcy. Either by                MM/DD/YYYY
                                              Dismissal, Discharged and/or a Motion For Relief Was
                                              Granted.
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

LOSS_MIT_APPR_DATE                            The Date The Loss Mitigation Was Approved By The Servicer              MM/DD/YYYY
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

LOSS_MIT_TYPE                                 The Type Of Loss Mitigation Approved For A Loan Such As;
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

LOSS_MIT_EST_COMP_DATE                        The Date The Loss Mitigation /Plan Is Scheduled To                     MM/DD/YYYY
                                              End/Close
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

LOSS_MIT_ACT_COMP_DATE                        The Date The Loss Mitigation Is Actually Completed                     MM/DD/YYYY
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

FRCLSR_APPROVED_DATE                          The date DA Admin sends a letter to the servicer with                  MM/DD/YYYY
                                              instructions to begin foreclosure proceedings.
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

ATTORNEY_REFERRAL_DATE                        Date File Was Referred To Attorney to Pursue Foreclosure               MM/DD/YYYY
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

FIRST_LEGAL_DATE                              Notice of 1st legal filed by an Attorney in a Foreclosure              MM/DD/YYYY
                                              Action
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

FRCLSR_SALE_EXPECTED_DATE                     The date by which a foreclosure sale is expected to occur.             MM/DD/YYYY
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

FRCLSR_SALE_DATE                              The actual date of the foreclosure sale.                               MM/DD/YYYY
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

FRCLSR_SALE_AMT                               The amount a property sold for at the foreclosure sale.        2       No commas(,)
                                                                                                                     or dollar
                                                                                                                     signs ($)
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

EVICTION_START_DATE                           The date the servicer initiates eviction of the borrower.              MM/DD/YYYY
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

                                      B-1

EVICTION_COMPLETED_DATE                       The date the court revokes legal possession of the                     MM/DD/YYYY
                                              property from the borrower.
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

LIST_PRICE                                    The price at which an REO property is marketed.                2       No commas(,)
                                                                                                                     or dollar
                                                                                                                     signs ($)
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

LIST_DATE                                     The date an REO property is listed at a particular price.              MM/DD/YYYY
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

OFFER_AMT                                     The dollar value of an offer for an REO property.              2       No commas(,)
                                                                                                                     or dollar
                                                                                                                     signs ($)
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

OFFER_DATE_TIME                               The date an offer is received by DA Admin or by the                    MM/DD/YYYY
                                              Servicer.
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

REO_CLOSING_DATE                              The date the REO sale of the property is scheduled to close.           MM/DD/YYYY
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

REO_ACTUAL_CLOSING_DATE                       Actual Date Of REO Sale                                                MM/DD/YYYY
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

OCCUPANT_CODE                                 Classification of how the property is occupied.
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

PROP_CONDITION_CODE                           A code that indicates the condition of the property.
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

PROP_INSPECTION_DATE                          The date a  property inspection is performed.                          MM/DD/YYYY
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

APPRAISAL_DATE                                The date the appraisal was done.                                       MM/DD/YYYY
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

CURR_PROP_VAL                                 The current "as is" value of the property based on             2
                                              brokers price opinion or appraisal.
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

REPAIRED_PROP_VAL                             The amount the property would be worth if repairs are          2
                                              completed pursuant to a broker's price opinion or
                                              appraisal.
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

If applicable:
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

DELINQ_STATUS_CODE                            FNMA Code Describing Status of Loan
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

DELINQ_REASON_CODE                            The circumstances which caused a borrower to stop paying
                                              on a loan. Code indicates the reason why the loan is in
                                              default for this cycle.
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

MI_CLAIM_FILED_DATE                           Date Mortgage Insurance Claim Was Filed With Mortgage                  MM/DD/YYYY
                                              Insurance Company.
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

MI_CLAIM_AMT                                  Amount of Mortgage Insurance Claim Filed                               No commas(,)
                                                                                                                     or dollar
                                                                                                                     signs ($)
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

MI_CLAIM_PAID_DATE                            Date Mortgage Insurance Company Disbursed Claim Payment                MM/DD/YYYY
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

MI_CLAIM_AMT_PAID                             Amount Mortgage Insurance Company Paid On Claim                2       No commas(,)
                                                                                                                     or dollar
                                                                                                                     signs ($)
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

POOL_CLAIM_FILED_DATE                         Date Claim Was Filed With Pool Insurance Company                       MM/DD/YYYY
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

POOL_CLAIM_AMT                                Amount of Claim Filed With Pool Insurance Company              2       No commas(,)
                                                                                                                     or dollar
                                                                                                                     signs ($)
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

POOL_CLAIM_PAID_DATE                          Date Claim Was Settled and The Check Was Issued By The                 MM/DD/YYYY
                                              Pool Insurer
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

POOL_CLAIM_AMT_PAID                           Amount Paid On Claim By Pool Insurance Company                 2       No commas(,)
                                                                                                                     or dollar
                                                                                                                     signs ($)
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

FHA_PART_A_CLAIM_FILED_DATE                   Date FHA Part A Claim Was Filed With HUD                               MM/DD/YYYY
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

FHA_PART_A_CLAIM_AMT                          Amount of FHA Part A Claim Filed                               2       No commas(,)
                                                                                                                     or dollar
                                                                                                                     signs ($)
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

FHA_PART_A_CLAIM_PAID_DATE                    Date HUD Disbursed Part A Claim Payment                                MM/DD/YYYY
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

FHA_PART_A_CLAIM_PAID_AMT                     Amount HUD Paid on Part A Claim                                2       No commas(,)
                                                                                                                     or dollar
                                                                                                                     signs ($)
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

FHA_PART_B_CLAIM_FILED_DATE                   Date FHA Part B Claim Was Filed With HUD                               MM/DD/YYYY
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

FHA_PART_B_CLAIM_AMT                          Amount of FHA Part B Claim Filed                               2       No commas(,)
                                                                                                                     or dollar
                                                                                                                     signs ($)
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

                                      B-2

FHA_PART_B_CLAIM_PAID_DATE                    Date HUD Disbursed Part B Claim Payment                                MM/DD/YYYY
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

FHA_PART_B_CLAIM_PAID_AMT                     Amount HUD Paid on Part B Claim                                2       No commas(,)
                                                                                                                     or dollar
                                                                                                                     signs ($)
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

VA_CLAIM_FILED_DATE                           Date VA Claim Was Filed With the Veterans Admin                        MM/DD/YYYY
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

VA_CLAIM_PAID_DATE                            Date Veterans Admin. Disbursed VA Claim Payment                        MM/DD/YYYY
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

VA_CLAIM_PAID_AMT                             Amount Veterans Admin. Paid on VA Claim                        2       No commas(,)
                                                                                                                     or dollar
                                                                                                                     signs ($)
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

MOTION_FOR_RELIEF_DATE                        The date the Motion for Relief was filed                       10      MM/DD/YYYY
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

FRCLSR_BID_AMT                                The foreclosure sale bid amount                                        No commas(,)
                                                                                                                     or dollar
                                                                                                             11      signs ($)
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

FRCLSR_SALE_TYPE                              The foreclosure sales results: REO, Third Party,
                                              Conveyance to HUD/VA
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

REO_PROCEEDS                                  The net proceeds from the sale of the REO property.                    No commas(,)
                                                                                                                     or dollar
                                                                                                                     signs ($)
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

BPO_DATE                                      The date the BPO was done.
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

CURRENT_BPO_VAL                               The current "as is" value of th property based on a
                                              brokers price opinion.
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

REPAIRED_BPO_PROP_VAL                         The amount the property would be worth if repairs are
                                              completed pursuant to a broker's price opinion.
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

CURR_APP_VAL                                  The current "as is" value of the property based on an                  No commas(,)
                                              appraisal.                                                             or dollar
                                                                                                             11      signs ($)
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

CURRENT_FICO                                  The current FICO score
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

HAZARD_CLAIM_FILED_DATE                       The date the Hazard Claim was filed with the Hazard                    MM/DD/YYYY
                                              Insurance Company.                                             10
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

HAZARD_CLAIM_AMT                              The amount of the Hazard Insurance Claim filed.                        No commas(,)
                                                                                                                     or dollar
                                                                                                             11      signs ($)
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

HAZARD_CLAIM_PAID_DATE                        The date the Hazard Insurance Company disbursed the claim              MM/DD/YYYY
                                              payment.                                                       10
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

HAZARD_CLAIM_PAID_AMT                         The amount the Hazard Insurance Company paid on the claim.             No commas(,)
                                                                                                                     or dollar
                                                                                                             11      signs ($)
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

POOL_CLAIM_FILED_DATE                         The date the claim was filed with the Pool Insurance Company.  10      MM/DD/YYYY
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

POOL_CLAIM_AMT                                The amount of the claim filed with the Pool Insurance                  No commas(,)
                                              Company.                                                               or dollar
                                                                                                             11      signs ($)
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

POOL_CLAIM_PAID_DATE                          The date the claim was settled and the check was issued by             MM/DD/YYYY
                                              the Pool Insurer.                                              10
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

POOL_CLAIM_AMT_PAID                           The amount paid on the claim by the Pool Insurance Company.            No commas(,)
                                                                                                                     or dollar
                                                                                                             11      signs ($)
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

FORECLOSURE_FLAG                              Y or N                                                                 Text
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

                                      B-3

BANKRUPTCY_FLAG                               Y or N                                                                 Text
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

NOD_DATE                                                                                                             MM/DD/YYYY
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

MI_CLAIM_DATE                                 Date Mortgage Insurance is filed                                       MM/DD/YYYY
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

NOI_DATE                                                                                                             MM/DD/YYYY
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

ACTUAL_PAYMENT_PLAN_START_DATE                                                                                       MM/DD/YYYY
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

ACTUAL_PAYMENT_ PLAN_END_DATE
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

LIST_DATE                                                                                                            MM/DD/YYYY
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

VACANCY/OCCUPANCY_STATUS                      The Occupancy status of the defaulted loan's collateral                Text
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

ACTUAL_REO_START_DATE                                                                                                MM/DD/YYYY
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

SALES_PRICE                                                                                                          Number
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

UPB_LIQUIDATION                               Outstanding Pricipal Balance of the loan upon Liquidation              Number
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

REALIZED_LOSS/GAIN                            As defined in the Servicing Agreement                                  Number
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

LIQUIDATION_PROCEEDS                                                                                                 Number
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

PREPAYMENT_CHARGES_COLLECTED                  The amount of Prepayment Charges received                              Number
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

PREPAYMENT_CALCULATION                        The formula behind the prepayment charge                               Text
--------------------------------------------- --------------------------------------------------------- ----------- ----------------
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

PAYOFF_DATE                                   The date on which the loan was paid off                                MM/DD/YYYY
--------------------------------------------- --------------------------------------------------------- ----------- ----------------

Exhibit G-1: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

     o    ASUM-  Approved  Assumption
     o    BAP- Borrower  Assistance Program
     o    CO- Charge Off
     o    DIL-  Deed-in-Lieu
     o    FFA-  Formal  Forbearance  Agreement
     o    MOD-  Loan  Modification
     o    PRE-  Pre-Sale
     o    SS-  Short  Sale
     o    MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

     o    Mortgagor
     o    Tenant
     o    Unknown
     o    Vacant

The Property Condition field should show the last reported condition of the property as follows:

     o    Damaged
     o    Excellent
     o    Fair
     o    Gone
     o    Good
     o    Poor
     o    Special Hazard
     o    Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

------------------------ --------------------------------------------------
Delinquency Code         Delinquency Description
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
001                      FNMA-Death of principal mortgagor
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
002                      FNMA-Illness of principal mortgagor
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
003                      FNMA-Illness of mortgagor's family member
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
004                      FNMA-Death of mortgagor's family member
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
005                      FNMA-Marital difficulties
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
006                      FNMA-Curtailment of income
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
007                      FNMA-Excessive Obligation
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
008                      FNMA-Abandonment of property
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
009                      FNMA-Distant employee transfer
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
011                      FNMA-Property problem
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
012                      FNMA-Inability to sell property
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
013                      FNMA-Inability to rent property
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
014                      FNMA-Military Service
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
015                      FNMA-Other
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
016                      FNMA-Unemployment
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
017                      FNMA-Business failure
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
019                      FNMA-Casualty loss
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
022                      FNMA-Energy environment costs
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
023                      FNMA-Servicing problems
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
026                      FNMA-Payment adjustment
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
027                      FNMA-Payment dispute
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
029                      FNMA-Transfer of ownership pending
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
030                      FNMA-Fraud
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
031                      FNMA-Unable to contact borrower
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
INC                      FNMA-Incarceration
------------------------ --------------------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:

------------------------ --------------------------------------------------
      Status Code        Status Description
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
          09             Forbearance
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
          17             Pre-foreclosure Sale Closing Plan Accepted
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
          24             Government Seizure
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
          26             Refinance
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
          27             Assumption
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
          28             Modification
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
          29             Charge-Off
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
          30             Third Party Sale
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
          31             Probate
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
          32             Military Indulgence
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
          43             Foreclosure Started
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
          44             Deed-in-Lieu Started
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
          49             Assignment Completed
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
          61             Second Lien Considerations
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
          62             Veteran's Affairs-No Bid
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
          63             Veteran's Affairs-Refund
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
          64             Veteran's Affairs-Buydown
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
          65             Chapter 7 Bankruptcy
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
          66             Chapter 11 Bankruptcy
------------------------ --------------------------------------------------
------------------------ --------------------------------------------------
          67             Chapter 13 Bankruptcy
------------------------ --------------------------------------------------

Exhibit G-2: Standard File Layout - Scheduled/Scheduled


Column Name                  Description                               Decimal Format Comment                 Max
                                                                                                              Size
----------------------------------------------------------------------------------------------------------------------

SER_INVESTOR_NBR             A value assigned by the Servicer to               Text up to 10 digits                20
                             define a group of loans.
----------------------------------------------------------------------------------------------------------------------

LOAN_NBR                     A unique identifier assigned to each loan         Text up to 10 digits                10
                             by the investor.
----------------------------------------------------------------------------------------------------------------------

SERVICER_LOAN_NBR            A unique number assigned to a loan by the         Text up to 10 digits                10
                             Servicer. This may be different than the
                             LOAN_NBR.
----------------------------------------------------------------------------------------------------------------------

BORROWER_NAME                The borrower name as received in the              Maximum length of 30 (Last,         30
                             file.  It is not separated by first and           First)
                             last name.
----------------------------------------------------------------------------------------------------------------------

SCHED_PAY_AMT                Scheduled monthly principal and scheduled    2    No commas(,) or dollar signs        11
                             interest payment that a borrower is               ($)
                             expected to pay, P&I constant.
----------------------------------------------------------------------------------------------------------------------

NOTE_INT_RATE                The loan interest rate as reported by the    4    Max length of 6                      6
                             Servicer.
----------------------------------------------------------------------------------------------------------------------

NET_INT_RATE                 The loan gross interest rate less the        4    Max length of 6                      6
                             service fee rate as reported by the
                             Servicer.
----------------------------------------------------------------------------------------------------------------------

SERV_FEE_RATE                The servicer's fee rate for a loan as        4    Max length of 6                      6
                             reported by the Servicer.
----------------------------------------------------------------------------------------------------------------------

SERV_FEE_AMT                 The servicer's fee amount for a loan as      2    No commas(,) or dollar signs        11
                             reported by the Servicer.                         ($)
----------------------------------------------------------------------------------------------------------------------

NEW_PAY_AMT                  The new loan payment amount as reported      2    No commas(,) or dollar signs        11
                             by the Servicer.                                  ($)
----------------------------------------------------------------------------------------------------------------------

NEW_LOAN_RATE                The new loan rate as reported by the         4    Max length of 6                      6
                             Servicer.
----------------------------------------------------------------------------------------------------------------------

ARM_INDEX_RATE               The index the Servicer is using to           4    Max length of 6                      6
                             calculate a forecasted rate.
----------------------------------------------------------------------------------------------------------------------

ACTL_BEG_PRIN_BAL            The borrower's actual principal balance      2    No commas(,) or dollar signs        11
                             at the beginning of the processing cycle.         ($)
----------------------------------------------------------------------------------------------------------------------

ACTL_END_PRIN_BAL            The borrower's actual principal balance      2    No commas(,) or dollar signs        11
                             at the end of the processing cycle.               ($)
----------------------------------------------------------------------------------------------------------------------

BORR_NEXT_PAY_DUE_DATE       The date at the end of processing cycle           MM/DD/YYYY                          10
                             that the borrower's next payment is due
                             to the Servicer, as reported by Servicer.
----------------------------------------------------------------------------------------------------------------------

SERV_CURT_AMT_1              The first curtailment amount to be           2    No commas(,) or dollar signs        11
                             applied.                                          ($)
----------------------------------------------------------------------------------------------------------------------

SERV_CURT_DATE_1             The curtailment date associated with the          MM/DD/YYYY                          10
                             first curtailment amount.
----------------------------------------------------------------------------------------------------------------------

CURT_ADJ_ AMT_1              The curtailment interest on the first        2    No commas(,) or dollar signs        11
                             curtailment amount, if applicable.                ($)
----------------------------------------------------------------------------------------------------------------------

SERV_CURT_AMT_2              The second curtailment amount to be          2    No commas(,) or dollar signs        11
                             applied.                                          ($)
----------------------------------------------------------------------------------------------------------------------

SERV_CURT_DATE_2             The curtailment date associated with the          MM/DD/YYYY                          10
                             second curtailment amount.
----------------------------------------------------------------------------------------------------------------------

CURT_ADJ_ AMT_2              The curtailment interest on the second       2    No commas(,) or dollar signs        11
                             curtailment amount, if applicable.                ($)
----------------------------------------------------------------------------------------------------------------------

SERV_CURT_AMT_3              The third curtailment amount to be           2    No commas(,) or dollar signs        11
                             applied.                                          ($)
----------------------------------------------------------------------------------------------------------------------

SERV_CURT_DATE_3             The curtailment date associated with the          MM/DD/YYYY                          10
                             third curtailment amount.
----------------------------------------------------------------------------------------------------------------------

                                      B-8

CURT_ADJ_AMT_3               The curtailment interest on the third        2    No commas(,) or dollar signs        11
                             curtailment amount, if applicable.                ($)
----------------------------------------------------------------------------------------------------------------------

PIF_AMT                      The loan "paid in full" amount as            2    No commas(,) or dollar signs        11
                             reported by the Servicer.                         ($)
----------------------------------------------------------------------------------------------------------------------

PIF_DATE                     The paid in full date as reported by the          MM/DD/YYYY                          10
                             Servicer.
----------------------------------------------------------------------------------------------------------------------

ACTION_CODE                  The standard FNMA numeric code used to            Action Code Key:                     2
                             indicate the default/delinquent status of         15=Bankruptcy,
                             a particular loan.                                30=Foreclosure, , 60=PIF,
                                                                               63=Substitution, 65=Repurchase,
                                                                               70=REO
----------------------------------------------------------------------------------------------------------------------

INT_ADJ_AMT                  The amount of the interest adjustment as     2    No commas(,) or dollar signs        11
                             reported by the Servicer.                         ($)
----------------------------------------------------------------------------------------------------------------------

SOLDIER_SAILOR_ADJ_AMT       The Soldier and Sailor Adjustment amount,    2    No commas(,) or dollar signs        11
                             if applicable.                                    ($)
----------------------------------------------------------------------------------------------------------------------

NON_ADV_LOAN_AMT             The Non Recoverable Loan Amount, if          2    No commas(,) or dollar signs        11
                             applicable.                                       ($)
----------------------------------------------------------------------------------------------------------------------

LOAN_LOSS_AMT                The amount the Servicer is passing as a      2    No commas(,) or dollar signs        11
                             loss, if applicable.                              ($)
----------------------------------------------------------------------------------------------------------------------

SCHED_BEG_PRIN_BAL           The scheduled outstanding principal          2    No commas(,) or dollar signs        11
                             amount due at the beginning of the cycle          ($)
                             date to be passed through to investors.
----------------------------------------------------------------------------------------------------------------------

SCHED_END_PRIN_BAL           The scheduled principal balance due to       2    No commas(,) or dollar signs        11
                             investors at the end of a processing              ($)
                             cycle.
----------------------------------------------------------------------------------------------------------------------

SCHED_PRIN_AMT               The scheduled principal amount as            2    No commas(,) or dollar signs        11
                             reported by the Servicer for the current          ($)
                             cycle -- only applicable for
                             Scheduled/Scheduled Loans.
----------------------------------------------------------------------------------------------------------------------

SCHED_NET_INT                The scheduled gross interest amount less     2    No commas(,) or dollar signs        11
                             the service fee amount for the current            ($)
                             cycle as reported by the Servicer -- only
                             applicable for Scheduled/Scheduled Loans.
----------------------------------------------------------------------------------------------------------------------

ACTL_PRIN_AMT                The actual principal amount collected by     2    No commas(,) or dollar signs        11
                             the Servicer for the current reporting            ($)
                             cycle -- only applicable for
                             Actual/Actual Loans.
----------------------------------------------------------------------------------------------------------------------

ACTL_NET_INT                 The actual gross interest amount less the    2    No commas(,) or dollar signs        11
                             service fee amount for the current                ($)
                             reporting cycle as reported by the
                             Servicer -- only applicable for
                             Actual/Actual Loans.
----------------------------------------------------------------------------------------------------------------------

PREPAY_PENALTY_ AMT          The penalty amount received when a           2    No commas(,) or dollar signs        11
                             borrower prepays on his loan as reported          ($)
                             by the Servicer.
----------------------------------------------------------------------------------------------------------------------

PREPAY_PENALTY_ WAIVED       The prepayment penalty amount for the        2    No commas(,) or dollar signs        11
                             loan waived by the servicer.                      ($)
----------------------------------------------------------------------------------------------------------------------

MOD_DATE                     The Effective Payment Date of the                 MM/DD/YYYY                          10
                             Modification for the loan.
----------------------------------------------------------------------------------------------------------------------

MOD_TYPE                     The Modification Type.                            Varchar - value can be alpha        30
                                                                               or numeric
----------------------------------------------------------------------------------------------------------------------

DELINQ_P&I_ADVANCE_AMT       The current outstanding principal and        2    No commas(,) or dollar signs        11
                             interest advances made by Servicer.               ($)
----------------------------------------------------------------------------------------------------------------------

Exhibit G-3: Calculation of Realized Loss/Gain Form 332- Instruction Sheet


     NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

     The numbers on the 332 form correspond with the numbers listed below.

     Liquidation and Acquisition Expenses:
     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
     4-12.  Complete  as  applicable.  Required  documentation:
               * For taxes  and  insurance  advances  - see page 2 of 332 form -
            breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.
               * For escrow  advances - complete  payment  history (to calculate advances from last positive escrow balance forward)
               * Other expenses - copies of corporate  advance  history  showing all payments * REO repairs > $1500  require  explanation
               * REO repairs >$3000 require evidence of at least 2 bids.
               * Short Sale or Charge Off require P&L  supporting  the  decision and WFB's  approved  Servicing  Officer  certification
               * Unusual   or   extraordinary   items   may    require   further
            documentation.
     13.    The total of lines 1 through 12.

     Credits:
     14-21. Complete as applicable. Required documentation:
               * Copy of the HUD 1 from the REO sale.  If a 3rd Party Sale,  bid
            instructions   and   Escrow  Agent / Attorney  Letter  of   Proceeds
            Breakdown.
               * Copy of EOB for any MI or gov't  guarantee
               * All other  credits  need to be clearly  defined on the 332 form
     22.    The total of lines 14 through 21.

     Please Note:  For HUD/VA loans,  use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

     Total Realized Loss (or Amount of Any Gain)
     23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit 3A: Calculation of Realized Loss/Gain Form 332


         Prepared by:                                      Date:
                      ----------------                            --------------
         Phone:                            Email Address:
                      ----------------                    ----------------------


----------------------------------    --------------------------------------    --------------------------------------------
Servicer Loan No.                     Servicer Name                             Servicer Address

----------------------------------    --------------------------------------    --------------------------------------------


         WELLS FARGO BANK, N.A. Loan No.
                                         ---------------------------------

         Borrower's Name:
                          ------------------------------------------------------
         Property Address:
                          ------------------------------------------------------

         Liquidation Type:   REO Sale   3rd Party Sale    Short Sale  Charge Off

         Was this loan granted a Bankruptcy deficiency or
         cramdown                                                 Yes         No
         If "Yes", provide deficiency or cramdown amount
                                                         -----------------------

         Liquidation and Acquisition Expenses:
         (1)  Actual Unpaid Principal Balance of Mortgage Loan   $
              (1)                                                 --------------
         (2)  Interest accrued at Net Rate
              (2)                                                 --------------
         (3)  Accrued Servicing Fees
              (3)                                                 --------------
         (4)  Attorney's Fees
              (4)                                                 --------------
         (5)  Taxes (see page 2)
              (5)                                                 --------------
         (6)  Property Maintenance
              (6)                                                 --------------
         (7)  MI/Hazard Insurance Premiums (see page 2)
              (7)                                                 --------------
         (8)  Utility Expenses
              (8)                                                 --------------
         (9)  Appraisal/BPO
              (9)                                                 --------------
         (10) Property Inspections
              (10)                                                --------------
         (11) FC Costs/Other Legal Expenses
              (11)                                                --------------
         (12) Other (itemize)
              (12)                                                --------------
                  Cash for Keys
                                ----------------------------
              (12)                                                --------------

                  HOA/Condo Fees
              (12)               ---------------------------      --------------

                  ------------------------------------------      --------------
              (12)
                  Total Expenses                                 $
              (13)                                                --------------
         Credits:
         (14) Escrow Balance                                     $
              (14)                                                --------------
         (15) HIP Refund
              (15)                                                --------------
         (16) Rental Receipts
              (16)                                                --------------
         (17) Hazard Loss Proceeds
              (17)                                                --------------
         (18) Primary Mortgage Insurance / Gov't Insurance
              (18a) HUD Part A                                    --------------

         (18b)HUD Part B                                          --------------
         (19) Pool Insurance Proceeds
              (19)                                                --------------
         (20) Proceeds from Sale of Acquired Property
              (20)                                                --------------
         (21) Other (itemize)
              (21)                                                --------------

              ----------------------------------------------
              (21)                                                --------------

              Total Credits                                      $
              (22)                                                --------------

         Total Realized Loss (or Amount of Gain)                 $
              (23)                                                --------------

Escrow Disbursement Detail


---------------- ------------- ---------------- ------------- --------------- ---------------- --------------
     Type         Date Paid       Period of      Total Paid    Base Amount       Penalties       Interest
  (Tax /Ins.)                     Coverage

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------


---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------


---------------- ------------- ---------------- ------------- --------------- ---------------- --------------


---------------- ------------- ---------------- ------------- --------------- ---------------- --------------


---------------- ------------- ---------------- ------------- --------------- ---------------- --------------


---------------- ------------- ---------------- ------------- --------------- ---------------- --------------


---------------- ------------- ---------------- ------------- --------------- ---------------- --------------


---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

                                   APPENDIX I

                        Purchase and Servicing Agreements


                        [Included as Exhibits 10.4(A) and
                               (B) to the Current
                               Report on Form 8-K
                             pursuant to which this
                             Assignment, Assumption
                                 and Recognition
                              Agreement is filed.]